U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2007

AMERICAN SCIENCE AND ENGINEERING, INC.
(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-654904-2240991	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2007, American Science and Engineering, Inc. issued a press release announcing financial results for the third quarter ended December 31, 2006. A copy of the Press Release issued on February 9, 2007 regarding those results is filed as Exhibit 99.1.

Limitation on Incorporation by Reference.    The information furnished in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the Press Release attached as an Exhibit hereto, the Press Release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the Press Release regarding these forward-looking statements.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated February 9, 2007 announcing third quarter financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2007	AMERICAN SCIENCE AND ENGINEERING, INC.

By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of American Science and Engineering, Inc. dated February 9, 2007, announcing third quarter financial results.